Amplify BlueStar Israel Technology ETF
Schedule of Investments
June 30, 2026 (Unaudited)

COMMON STOCKS - 99.2%	Shares	Value
Communication Services - 2.0%
Playtika Holding Corp.	320,884	$ 1,193,688
Taboola.com Ltd. (a)	246,582	1,232,910
		2,426,598

Consumer Discretionary - 3.2%
Global-e Online Ltd. (a)	66,777	2,319,165
Mobileye Global, Inc. - Class A (a)	159,145	1,540,524
		3,859,689

Financials - 6.3%
Etoro Group Ltd. - Class A (a)	44,992	1,775,834
Lemonade, Inc. (a)	35,502	2,309,405
Payoneer Global, Inc. (a)	209,136	1,489,048
Plus500 Ltd.	30,449	1,934,181
		7,508,468

Health Care - 4.3%
Brainsway Ltd. - ADR (a)	74,453	1,154,766
Inmode Ltd. (a)	88,423	1,292,744
Novocure Ltd. (a)	77,252	1,170,368
UroGen Pharma Ltd. (a)	43,319	1,594,139
		5,212,017

Industrials - 12.7%
Aryt Industries Ltd.	108,888	1,005,024
Elbit Systems Ltd.	10,093	7,657,761
Fiverr International Ltd. (a)	100,794	1,040,194
Hilan Ltd.	16,333	1,051,974
Kornit Digital Ltd. (a)	68,838	1,118,617
Nano Dimension Ltd. - ADR (a)(b)	674,642	978,231
Stratasys Ltd. (a)	128,353	1,098,702
TAT Technologies Ltd. (a)(b)	25,208	1,215,782
		15,166,285

Information Technology - 61.7% (c)
Amdocs Ltd.	41,693	2,107,164
Camtek Ltd. (a)(b)	13,457	2,195,106
Cellebrite DI Ltd. (a)	114,506	1,671,788
CEVA, Inc. (a)	28,964	1,365,942
Check Point Software Technologies Ltd. (a)	29,046	3,817,516
Cognyte Software Ltd. (a)	119,440	1,048,683
Elsight Ltd. (a)	220,230	1,083,283
Formula Systems 1985 Ltd.	9,681	1,006,945
Gilat Satellite Networks Ltd. (a)	84,470	1,124,296
Ituran Location and Control Ltd.	19,112	1,166,023
JFrog Ltd. (a)	48,314	4,390,776
Matrix IT Ltd.	46,042	1,167,952
Monday.com Ltd. (a)	24,448	1,769,791
Nayax Ltd. (a)	18,724	1,216,656
Next Vision Stabilized Systems Ltd.	28,469	2,298,962
Nice Ltd. - ADR (a)(b)	28,838	2,619,932
Nova Ltd. (a)	8,119	4,408,130

Ondas, Inc. (a)(b)	268,389		2,211,525
One Software Technologies Ltd.	52,160		994,549
Pagaya Technologies Ltd. - Class A (a)	78,221		1,427,533
Palo Alto Networks, Inc. (a)	32,423		11,056,892
Priortech Ltd. (a)	11,109		1,158,085
Qualitau Ltd.	5,935		930,652
Radware Ltd. (a)	39,987		1,233,999
Riskified Ltd. - Class A (a)	214,731		1,082,244
SentinelOne, Inc. - Class A (a)	155,633		2,641,092
SolarEdge Technologies, Inc. (a)	31,965		1,868,035
Tower Semiconductor Ltd. (a)	31,552		8,223,713
Varonis Systems, Inc. (a)	58,343		2,448,072
Vishay Precision Group, Inc. (a)	10,281		1,541,225
Weebit Nano Ltd. (a)	280,745		1,624,074
Wix.com Ltd. (a)	22,707		1,030,217
			73,930,852

Utilities - 9.0%
Doral Group Renewable Energy Resources Ltd. (a)	62,551		1,616,969
Energix-Renewable Energies Ltd.	176,951		1,551,873
Enlight Renewable Energy Ltd. (a)	35,901		3,168,994
Meshek Energy Renewable Energies Ltd. (a)	262,876		1,089,637
Ormat Technologies, Inc.	19,951		2,172,664
OY Nofar Energy Ltd. (a)	17,621		1,228,375
			10,828,512
TOTAL COMMON STOCKS (Cost $104,905,347)			118,932,421

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.3%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (d)	6,279,847		6,279,847
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $6,279,847)			6,279,847

MONEY MARKET FUNDS - 0.1%	Shares		Value
Invesco Government & Agency Portfolio - Institutional Class, 3.57% (d)	160,129		160,129
TOTAL MONEY MARKET FUNDS (Cost $160,129)			160,129

TOTAL INVESTMENTS - 104.6% (Cost $111,345,323)			125,372,397
Liabilities in Excess of Other Assets - (4.6)%		(0.04625)	(5,542,382)
TOTAL NET ASSETS - 100.0%			$ 119,830,015

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $6,324,158.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(d)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Amplify BlueStar Israel Technology ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$ 118,932,421	$ –	$ –	$ 118,932,421
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	6,279,847
Money Market Funds	160,129	–	–	160,129
Total Investments	$ 119,092,550	$ –	$ –	$ 125,372,397

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.